SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 28, 2005

Date of Report (Date of earliest event reported)

PepsiCo, Inc.

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

1-1183	13-1584302
(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.	Other Events.

PepsiCo, Inc. grants various awards to its directors and executive officers under the shareholder-approved 2003 Long-Term Incentive Plan. Forms of award agreements are attached hereto as exhibits and are hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Regular Performance-Based Long-Term Incentive Award

99.2	Regular Long-Term Incentive Award

99.3	Special Long-Term Incentive Award (Restricted Stock Units Terms and Conditions)

99.4	Special Long-Term Incentive Award (Stock Option Agreement)

99.5	Non-Employee Director Restricted Stock Unit Agreement

99.6	Non-Employee Director Stock Option Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2005	PepsiCo, Inc.

	By:	/s/ Robert E. Cox
Robert E. Cox
Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Regular Performance-Based Long-Term Incentive Award

99.2	Regular Long-Term Incentive Award

99.3	Special Long-Term Incentive Award (Restricted Stock Units Terms and Conditions)

99.4	Special Long-Term Incentive Award (Stock Option Agreement)

99.5	Non-Employee Director Restricted Stock Unit Agreement

99.6	Non-Employee Director Stock Option Agreement